                                                                    Exhibit 24.1


                         THE ELDER-BEERMAN STORES CORP.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
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         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Elder-Beerman Stores Corp., an Ohio corporation, hereby constitutes and appoints each of Edward A. Tomechko and Steven D. Lipton as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended February 1, 2003 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of April, 2003.


               /s/ Steven C. Mason                                    /s/ Byron L. Bergren
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                 Steven C. Mason                                         Byron L. Bergren
        Chairman of the Board of Directors                President, Chief Executive Officer; Director
                                                                   (Principal Executive Officer)


             /s/ Edward A. Tomechko                                      /s/ Steven D. Lipton
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               Edward A. Tomechko                                          Steven D. Lipton
 Executive Vice President, Chief Financial Officer                 Senior Vice President, Controller
          (Principal Financial Officer)                              (Principal Accounting Officer)


               /s/ Mark F. C. Berner                                 /s/ Dennis S. Bookshester
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                 Mark F. C. Berner                                     Dennis S. Bookshester
                     Director                                                Director


                /s/ Eugene I. Davis                                    /s/ Charles Macaluso
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                  Eugene I. Davis                                        Charles Macaluso
                     Director                                                Director


             /s/ Thomas J. Noonan, Jr.                                /s/ Laura H. Pomerantz
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               Thomas J. Noonan, Jr.                                    Laura H. Pomerantz
                     Director                                                Director


                 /s/ Jack A. Staph                                     /s/ Charles H. Turner
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                   Jack A. Staph                                         Charles H. Turner
                      Director                                               Director